Exhibit 99.1

Bruker Corporation (BRKR) Overview Bank of America & Merrill Lynch 2009 Health Care Conference May 12, 2009 Frank Laukien, President & CEO William Knight, CFO Stacey Desrochers, Treasurer & IR Director

Bruker Corporation Safe Harbor Statement Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties, that could cause actual results to differ materially from those projected, including, but not limited to, risks and uncertainties relating to adverse changes in conditions in the global economy and volatility in the capital markets, the integration of businesses we have acquired or may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, and exposure to foreign currency fluctuations and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our recent Proxy Statements on Schedule 14A, our annual report on Form 10-K for the year ended December 31, 2008, our most recent quarterly reports on Form 10-Q and our current reports on Form 8-K. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Breakdown of 2008 Revenue Bruker Can Weather a Severe Recession Revenue by Customers Revenue by Geography 2008 Annual Revenue: $1.1 Billion Stimulus funding and supplementary budgets can cushion recession and may even provide upside for Bruker Revenue by Product System Sales 77% Service, Consumables &Software 19% Supercon Wires & Devices 4% Americas 24% ROW 4% Europe 52% Asia-Pasific 20% Applied Markets 3% Pharma Biotech IVD Companies 12% Government 11% Industrial Research QA/QC 17% Academia & Non-profit 57%

New Opportunities: Japan National Police Agency (NPA) Order for 51 Mass Spectrometers for Forensics Capturing Supplementary Budgets In late 2008, the Japanese National Police Agency (NPA) signed a $12M contract (from supplementary budget) for 51 Bruker micrOTOF II ESI-TOF mass spectrometers for: Exact Mass Analysis and Automated Molecular Formula Determination in: drugs/metabolites in urine food safety analysis forensic toxicology environmental testing  >60% of contract not recognized as revenue yet microTOF II ESI TOF Mass Spec

Key Financials Growth, Margins & Cash Flow BRKR 2008 Financials Revenue $1.1B ($1.03B in 2007) 7% GAAP growth (3% FX-adjusted) Adj. EBITDA $170M ($196M in 2007) Non-GAAP EPS $0.47 ($0.66 in 2007) Operating Cash Flow $107M ($108M in 2007) 12/31/08: Net Debt $56.1M Q1-09 Financial Results GAAP: 3.3% revenue decline y-o-y Note: In 2008, BRKR’s quarterly revenue and EPS fluctuated significantly. In Q1-Q3 2009, Bruker has a goal of less variability in revenue and EPS, with hopefully again a strong Q4. FX-adjusted: 4.5% revenue increase y-o-y GAAP Net Income: $8.4M, vs. Q1-08 net loss of ($0.8M) Free Cash Flow: $9.2M, vs. Q1-08 $8.9M (note Q4 cash flow tends to be very strong) $238.3 $311.5 $242.1 $315.2 $230.5 $60 $110 $160 $210 $260 $310 $360 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 BRKR Quarterly Revenues

Key Financials Important Balance Sheet Ratios Operational Excellence & Lean Initiatives $0.13 change from 2006 to 2009 equates to $140M of lower working capital to support revenue run-rate 0.7 0.9 1.0 1.2 1.1 1.3 1.3 1.4 1.4 (0.4) 0.1 0.6 1.1 1.6 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 INVENTORY TURNS (TTM) 89 75 68 65 56 52 49 56 47 - 10 20 30 40 50 60 70 80 90 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 DAYS SALES OUTSTANDING (TTM) $0.60 $0.56 $0.50 $0.47 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 2006 2007 2008 2009 (TTM) WORKING CAPITAL (TTM) TO GENERATE $1 OF REVENUE

Quantum Jumps in Performance
Bruker BioSpin's Global Technology and Market Leadership in NMR Spectroscopy

BRUKER

- November 2008: Saudi KAUST order of 10 NMR systems for ~$20M (revenue not recognized yet)

- **2 New Unique Ultra-High Field NMR Magnet Introductions at ENC 2009**
  - world's highest field, actively shielded wide bore magnet ***900 MHz WB US²***
  - world's highest field, actively shielded standard bore compact single-story magnet ***850 MHz US Plus™***


BRUKER
ULTRASHIELD™ PLUS
850

NEW March 2009
Compact 850MHz


BRUKER
900 WB
US²

NEW March 2009
900MHz WB US²

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Bruker Corporation

Quantum Jumps in Performance

World's First Solid State DNP-NMR Spectrometer with >50x Signal Enhancement Factor!

BRUKER

- **World's first Commercial** solid state Dynamic Nuclear Polarization (DNP)-NMR spectrometer, co-developed with MIT
- Polarization enhancement yields factor 50-150x gain in sensitivity for Solid State NMR!
- Proprietary 263 GHz 50 Watt microwave source (Bruker gyrotron)
- Available as Avance III 400WB DNP – NMR system for approx. $1.5M
- First complete unit already installed in Berlin

➔ Represents an *entirely new scientific capability* for the study of therapeutically important membrane proteins, and other bio-solids involved in Alzheimer's and other neuro-degenerative diseases.



Winner of IBO 'Gold Medal' for Most Significant Pittcon 2009 Product Introduction

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Bruker Corporation

Quantum Jumps in Performance Revolution in Mass Spectrometry maXis™ UHR-TOF launched at ASMS 2008 Bruker has ‘rewritten the book’ with UHR-TOF Ultra-high resolution 40-60k Broad mass range and high mass Mass accuracy in MS & MS/MS <1ppm High speed at 20 full spectra/sec Isotopic fidelity for molecular formulae simultaneously! (not possible with any other MS) Excellent market reaction and orders Successful installations Queensland Institute (QIMR) University of Illinois Vanderbilt University

Quantum Jumps in Performance
Revolution in Mass Spectrometry Continues
New MALDI, FTMS and Ion Trap Products

BRUKER



NEW – April 2009
ultrafleXtreme MALDI TOF/TOF
Unmatched High Performance

New ***ultrafleXtreme***™ is Fastest and Most Flexible MALDI-TOF/TOF

- 1 kHz proprietary *smartbeam*™*-II* laser
- True 1 kHz in TOF and TOF/TOF
- Highly complementary to ESI-MS maXis, ion traps or FTMS
- Broadband mass resolution up to 40k
- Mass accuracy down to 1 ppm (truly novel for MALDI-TOF!)
- Superior MALDI Imaging down to 10um laser spot size

… ideal for research, applied and clinical proteomics

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

Quantum Jumps in Performance X-ray Revolution: Unique, High-Performance Systems for Broader Markets and New Users 2008 PITTCON Editor’s Gold and R&D 100 Award Winner SMART X2S World’s First Fully Automated Molecular Structure Machine NEW-2009 S8 LION Simultaneous WD-XRF Spectrometer for Quality and Process Control NEW-2009 D2 PHASER World’s Fastest & Most Powerful Benchtop XRD Powder Diffraction NEW May 11, 2009 D8 ADVANCE True ‘Plug & Play’ yet High-Performance XRD

New Opportunities:
Bruker Advanced Supercon Business Superconductors and Supercon Devices



Assembled Super 3C cable system

March 2009: Bruker and Nexans Successfully Complete EU HTS Superconducting Cable

- Bruker is developing more efficient, flexible and reliable energy technologies
- Euro 5.2M HTS 'Super 3C' cable project met targeted power transmission specifications

April 2009: Bruker Acquires ACCEL Research Instruments Business from Varian Medical Systems

- specializes in superconducting coils for crystal growth magnets, RF cavities, RF modules for linear accelerators, synchrotron beamlines, HTS devices
- acquisition transforms Bruker Advanced Supercon into global leader in HTS and superconducting devices, with 51% investment in RI GmbH (accelerator & nuclear fusion business)

May 2009: RI Research Instruments GmbH announced $4 Million contract for Electron LINAC from Radboud University in Nijmegen, NL

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Bruker Corporation

New Opportunities:
MALDI-TOF MS Based Edmass™ Solution Next-Gen Protein Sequencing!

- MALDI In-Source-Decay Mass Spectrometry
- A single Edmass™ spectrum can provide for sequence calls of >80 a.a. residues in seconds
- Both N- and C-terminals can be assigned using T3-sequencing on Bruker MALDI TOF/TOF
- Unmatched analysis speed
- Overcomes other shortcomings of Edman
- 2009 ABRF Study supports MALDI ISD and T3-sequencing as likely next-gen protein sequencing method to replace obsolete Edman sequencing





Q2-09: announced new collaboration with Bio-Rad for applied proteomics markets

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© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

New Opportunities:
Bruker MALDI Molecular Imager™
MALDI Tissue Imaging and Molecular Histology

Complete MALDI Molecular Imaging Solution:

- For proteins, peptides, lipids based on MALDI-TOF
- New: FTMS Imaging of drugs and metabolites in tissues at therapeutic dosing levels



Tumor type 1
Tumor type 2
2000

ClassImaging Algorithms



FlexImaging Software



ImagePrep™ Sampling Robot



MALDI-TOF (/TOF) or MALDI-FTMS with proprietary smartbeam™ laser

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Bruker Corporation

www.bruker.com Important: May 11 BRKR press release on amaZon™ next-gen ion trap, and May 12 BRKR press release on solariX™ next-gen FTMS. At ASMS 2009, Bruker will show most advanced, brand-new MALDI-TOF/TOF, Ion Trap and FTMS high-performance systems.